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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) May 28, 2003

            CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of May 28, 2003, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2003-E).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


           Delaware                                 333-101101                              95-4596514
-------------------------------                    ------------                        -------------------
  (State or Other Jurisdiction                     (Commission                           (I.R.S. Employer
       of Incorporation)                           File Number)                        Identification No.)




                     4500 Park Granada
                   Calabasas, California                                               91302
                  ------------------------                                           ----------
                   (Address of Principal                                             (Zip Code)
                     Executive Offices)



Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
----    ------------

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to Revolving Home Equity Loan Asset Backed Notes, Series 2003-E, is attached hereto as Exhibit 23.1.

     The audited financial statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of March 31, 2003 and for the three month period ended March 31, 2003 and 2002 are attached hereto as Exhibit 99.2.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          23.1   Consent of KPMG LLP

          99.1 Financial Statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002

          99.2 Unaudited Financial Statements of FGIC as of March 31, 2003 and for the three month periods ended March 31, 2003 and 2002.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.





                                                 By:  /s/ Celia Coulter
                                                      --------------------------
                                                      Name:  Celia Coulter
                                                      Title:  Vice President


Dated: May 29, 2003


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EXHIBIT INDEX
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Exhibit     Description
-------     -----------

23.1        Consent of KPMG LLP

99.1 Financial Statements of FGIC as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002

99.2 Unaudited Financial Statements of FGIC as of March 31, 2003 and for the three month periods ended March 31, 2003 and 2002.